UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 1, 2024 (Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices) (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Delaware	001-11703	59-0933147
(State or other jurisdiction of incorporated or organization)	Commission File Number	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock ($.10 Par Value)	GENC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 1, 2024, Gencor Industries, Inc., (the “Company”) was notified that MSL, P.A. (“MSL”), the Company’s independent registered public accounting firm, entered into a transaction with Forvis Mazars, LLP (“Forvis Mazars”), whereby Forvis Mazars acquired substantially all of the assets of MSL and substantially all of the partners and employees of MSL joined Forvis Mazars. As a result, on the effective date of November 1, 2024, the Board of Directors of the Company (the “Board”), upon recommendation by the Audit Committee of the Board, dismissed MSL and appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm.

The audit reports of MSL on the Company’s consolidated financial statements and internal control over financial reporting for the fiscal years ended September 30, 2023 and September 30, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2023 and September 30, 2022 and the interim period through June 30, 2024, the Company had no disagreements with MSL on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements, if not resolved to the satisfaction of MSL, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the Company’s two most recent fiscal years ended September 30, 2023 and September 30, 2022 and the interim period through June 30, 2024, neither the Company nor anyone on its behalf consulted with Forvis Mazars regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided to MSL a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is a letter from MSL to the Securities and Exchange Commission, dated November 7, 2024, stating that they agree with these statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from MSL, P.A. to the Securities and Exchange Commission, dated November 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCOR INDUSTRIES, INC.

November 7, 2024	By:	/s/ Marc G. Elliott
Marc G. Elliott, President

November 7, 2024	By:	/s/ Eric E. Mellen
Eric E. Mellen, Chief Financial Officer